UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 25, 2005 March 22, 2005

Mediware Information Systems, Inc.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10768 (Commission File Number)	11-2209324 (I.R.S. Employer Identification Number)

11711 West 79th Street, Lenexa, KS (Address of principal executive offices)	66214 (Zip Code)

(913) 307-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On March 22, 2005, the Compensation Committee of the Board of Directors of Mediware Information Systems, Inc. (the "Company") authorized the Company to enter into amendments to certain outstanding stock option agreements with certain officers and employees of the Company under the Company's 2001 Stock Option Plan and the 2003 Equity Incentive Plan. The amendments accelerate the vesting of all of the unvested stock options under the stock option agreements, but the shares acquired upon the exercise of accelerated options would be subject to transfer restrictions that would expire over a schedule equivalent to the options' previous vesting schedule. Under the amendments, such transfer restrictions lapse upon a change of control or, in certain cases, upon termination of the employment or service of such option holder.

     Stock option holders must agree to the amendment for it to become effective. If the Company elects to ask all of its option holders with unvested options as of June 30, 2005 to accelerate their options and if all selected stock option holders agree to the amendments, options to acquire 198,167 shares of the Company's common stock, which otherwise would have vested from time to time over the next three years, would become immediately exercisable. The Company expects to promptly request only holders of out of the money options to sign this amendment, and if all of these holders sign the amendment options to acquire approximately 153,167 shares of the Company's common stock would be affected.

     The Compensation Committee considered several factors in determining to authorize the amendments, including the effect on the Company's reported stock option expense in future periods, the comparability of the Company's statements of operations in prior and subsequent periods and the potential benefit to the Company and its shareholders in retaining the services of affected officers and employees. The Company currently accounts for employee stock options under the intrinsic value method. The Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment," will require the Company to recognize compensation expense for unvested employee stock options under the fair value based method beginning July 1, 2005. By accelerating the vesting of the affected stock options now, the Company would reflect the effect of acceleration within its pro forma footnote disclosure in the third quarter of its fiscal year ending June 30, 2005 rather than recognizing compensation expense under the fair value based method for the affected stock options in the future. The Company believes that many of the incentives created through the affected vesting provisions of the stock options would be retained through the new share disposition restrictions of the amendment.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

10.58 Form of Amendment to 2003 Mediware Information Systems, Inc. Stock Option Plan

10.59 Form of Amendment to 2001 Mediware Information Systems, Inc. Equity Incentive Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC.

Dated: March 25, 2005	By: /s/ George J. Barry George J. Barry Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
10.58	Form of Amendment to 2003 Mediware Information Systems, Inc. Equity Incentive Plan Stock Option Agreement
10.59	Form of Amendment to 2001 Mediware Information Systems, Inc. Stock Option Plan Stock Option Agreement

Exhibit 10.58

AMENDMENT TO

2003 EQUITY INCENTIVE PLAN

MEDIWARE INFORMATION SYSTEMS, INC.

STOCK OPTION AGREEMENT

     THIS AMENDMENT TO MEDIWARE INFORMATION SYSTEMS, INC. STOCK OPTION AGREEMENT ("Amendment") is made as of March __, 2005, by and between Mediware Information Systems, Inc., a New York corporation (the "Company"), and ___________ ("Optionee").

     WHEREAS, the Optionee was granted Options to purchase an aggregate of ________ shares of Common Stock, par value $.10 per share, of the Company (as subject to adjustment, the "Option Shares"), under the terms and subject to the conditions of the Mediware Information Systems, Inc. 2003 Equity Incentive Plan (the "Plan"), pursuant to a Mediware Information Systems, Inc. Stock Option Agreement dated ___________ (the "Grant Agreement") between the Company and Optionee;

     WHEREAS, the Options were subject to certain Vesting restrictions with respect to their exercise which were to lapse with time; and

     WHEREAS, the parties to the Grant Agreement desire to accelerate the Vesting of the Options and to create certain restrictions to the direct or indirect disposition or other alienation of the Option Shares which may be acquired pursuant to exercise of such Option.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto hereby agree as follows.

1.     Options Fully Vested. Notwithstanding the Vesting Schedule contained in the Grant Agreement, all of the Options shall, as of the date hereof, be fully Vested and exercisable.

2.     Restrictions on Disposition of Option Shares. The Optionee hereby acknowledges and agrees that the Optionee will not, directly or indirectly (i) sell, offer, contract to sell, pledge, encumber, hypothecate, sell any option or contract to purchase, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Option Shares, or any right to purchase or otherwise acquire any Option Shares; (ii) enter into any hedging, swap or collar agreement or any other agreement that transfers (or is designed to or reasonably expected to lead to or result in such transfer), in whole or in part, directly or indirectly, the economic consequences of ownership of Option Shares whether any such hedging, swap, collar or other transaction is to be settled by delivery of Option Shares, in cash or otherwise, even if such transfer is effected by some person or entity other than the Optionee; (iii) pay for Option Shares purchased under the Option by (x) delivering Option Shares to cover all or any portion of the aggregate Exercise Price payable pursuant to Section 7.3(iv) of the Plan and Section 8(iv) of the Grant Agreement; or (y) utilizing the special sale and remittance procedure with a Company-designated brokerage firm pursuant to Section 7.3(v) of the Plan and Section 8(v) of the Grant Agreement or (iv) satisfy withholding requirements by having the Company withhold from the number of Option Shares otherwise issuable the number of shares having the requisite Fair Market Value pursuant to Section 7.4 of the Plan and Section 10 of the Grant Agreement. Such prohibited hedging, swap, collar or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Option Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Option Shares. The restrictions set forth in this Section 2 shall sometimes collectively be referred to in this Amendment as the "Share Disposition Restrictions".

3.     Lapse of Share Disposition Restrictions. The Share Disposition Restrictions shall:

(a) be inapplicable with regard to ________ Option Shares;

(b) lapse with regard to _________ of the Option Shares on _____________, 2005; and

(c) lapse with regard to _________ of the Option Shares on _____________, 2006.

4.     Change-In-Control. Notwithstanding anything to the contrary contained in this Section 3 or in Section 5, in the event of a Change-In-Control all Share Disposition Restrictions shall lapse, provided that Optionee is an Employee on the date of the Change-In-Control.

5.     Termination of Services. Notwithstanding any Vesting of Options pursuant to this Amendment, the Grant Agreement or the Plan to the contrary or anything to the contrary contained in Section 3:

(a) Death, Disability or Retirement of an Optionee. If Optionee ceases to be an Employee by reason of his death, Disability or Retirement, then all Share Disposition Restrictions shall lapse. Each Option shall expire thirty-six (36) months from the date of death or Termination of Service due to Disability or Retirement, as applicable. In no event, however, shall the term of any Option continue beyond its original term.

(b) Termination of Service By Company. If Optionee's employment with the Company or any of its Affiliates is terminated for reasons other than those set forth in Sections 5(a) and 5(c), all Share Disposition Restrictions not then lapsed pursuant to Section 3 or Section 4 shall continue for the respective periods set forth in Section 3. The Options will continue for a period of three (3) months, and shall thereupon terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 5(b).

(c) Termination by Company for Cause; Voluntary Termination by Optionee. If Optionee's employment with the Company or any of its Affiliates shall be terminated by the Company or such Affiliate for Cause or voluntarily by the Optionee, then the Options shall immediately terminate and all Share Disposition Restrictions not then lapsed pursuant to Section 3 or Section 4 shall continue for the respective periods set forth in Section 3. For these purposes, Cause shall have the meaning ascribed thereto in any employment agreement to which such Optionee is a party or, in the absence thereof, shall mean (A) a felony conviction of the Optionee, (B) the commission by the Optionee of an act of fraud or embezzlement against the Company or any Affiliate, (C) the Optionee's willful misconduct or gross negligence materially detrimental to the Company or any Affiliate, (D) the Optionee's wrongful dissemination or use of confidential or proprietary information, or (E) the intentional and habitual neglect by the Optionee of his duties to the Company or any Affiliate.

(d) Recapture of Option Profit. If Optionee has exercised an Option, has terminated employment, and who has engaged in Harmful Conduct, the Committee may, in its sole discretion, require Optionee to pay to the Company his Recent Option Profit. For the purposes of this Section 4(d), "Harmful Conduct" means a breach in any material respect of an agreement to not reveal confidential information regarding the business operations of the Company or any Subsidiary, or to refrain from solicitation of the customers, suppliers or employees of the Company or any Subsidiary. "Recent Option Profit" means an amount equal to the excess of (i) the Fair Market Value of the Stock purchased by Optionee through the exercise of Options during the fifteen month period commencing twelve months before Optionee's last day of employment and ending three months after the last day of employment over (ii) the aggregate Exercise Price of such Options.

6.     Transfer Agent and Registrar. In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Option Shares if such transfer would constitute a violation or breach of this Amendment.

7.     Interpretation. All capitalized terms not defined herein shall have the meaning given them under the Plan. This Amendment supplements and is hereby made a part of the Grant Agreement, and the Grant Agreement and this Amendment shall from and after the date hereof be read together and shall constitute the Grant Agreement. Except as amended and restated herein, the Grant Agreement shall remain in full force and effect.

8.     Employment Rights. Nothing contained in the Plan, the Grant Agreement or this Amendment shall confer upon the Optionee any right to be employed by, or to be continued in the employ of, the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary by whom such person may be employed to terminate his employment at any time.

9.     Successors and Assigns. Except as otherwise provided herein, the provisions of this Amendment shall inure to the benefit of, and be binding upon, the successors and assigns of the Company and the administrators, heirs and legal representatives of the Optionee.

10.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Kansas.

11.     Amendments. No provision of this Amendment shall be modified amended, extended or waived except in writing signed by the parties hereto or as otherwise be permitted or contemplated by the Plan.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of March __, 2005.

OPTIONEE:	COMPANY:
MEDIWARE INFORMATION SYSTEMS, INC.
__________________________________ Name:	By: ___________________________________ Name: Title

Exhibit 10.59

AMENDMENT TO

2001 STOCK OPTION PLAN

MEDIWARE INFORMATION SYSTEMS, INC.

STOCK OPTION AGREEMENT

     THIS AMENDMENT TO MEDIWARE INFORMATION SYSTEMS, INC. STOCK OPTION AGREEMENT ("Amendment") is made as of March __, 2005, by and between Mediware Information Systems, Inc., a New York corporation (the "Company"), and ___________ ("Optionee").

     WHEREAS, the Optionee was granted Options to purchase an aggregate of ________ shares of Common Stock, par value $.10 per share, of the Company (as subject to adjustment, the "Option Shares"), under the terms and subject to the conditions of the Mediware Information Systems, Inc. 2001 Stock Option Plan (the "Plan"), pursuant to a Mediware Information Systems, Inc. Stock Option Agreement dated ___________ (the "Grant Agreement") between the Company and Optionee;

     WHEREAS, the Options were subject to certain vesting restrictions with respect to their exercise which were to lapse with time; and

     WHEREAS, the parties to the Grant Agreement desire to accelerate the vesting of the Options and to create certain restrictions to the direct or indirect disposition or other alienation of the Option Shares which may be acquired pursuant to exercise of such Option.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto hereby agree as follows.

1.     Options Fully Vested. Notwithstanding the vesting schedule of the Grant Agreement, all of the Options shall, as of the date hereof, be fully vested and exercisable.

2.     Restrictions on Disposition of Option Shares. The Optionee hereby acknowledges and agrees that the Optionee will not, directly or indirectly (i) sell, offer, contract to sell, pledge, encumber, hypothecate, sell any option or contract to purchase, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Option Shares, or any right to purchase or otherwise acquire any Option Shares; (ii) enter into any hedging, swap or collar agreement or any other agreement that transfers (or is designed to or reasonably expected to lead to or result in such transfer), in whole or in part, directly or indirectly, the economic consequences of ownership of Option Shares whether any such hedging, swap, collar or other transaction is to be settled by delivery of Option Shares, in cash or otherwise, even if such transfer is effected by some person or entity other than the Optionee; (iii) pay for Option Shares purchased under the Option by (x) delivering Option Shares to cover all or any portion of the aggregate Exercise Price payable pursuant to Section 6(d)(ii) or (iv) of the Plan and Section 8(ii) or (iv) of the Grant Agreement; or (y) assigning the proceeds of a sale of some or all of the Option Shares pursuant to Section 6(d)(iii) or (v) of the Plan and Section 8(iii) or (iv) of the Grant Agreement or (iv) satisfy withholding requirements by having the Company withhold from the number of Option Shares otherwise issuable the number of shares having an aggregate value equal to the requisite withholding amount. Such prohibited hedging, swap, collar or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Option Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Option Shares. The restrictions set forth in this Section 2 shall sometimes collectively be referred to in this Amendment as the "Share Disposition Restrictions".

3.     Lapse of Share Disposition Restrictions. The Share Disposition Restrictions shall:

(a) be inapplicable with regard to ________ Option Shares;

(b) lapse with regard to _________ of the Option Shares on _____________, 2005; and

(c) lapse with regard to _________ of the Option Shares on _____________, 2006.

4.     Change in Control. Notwithstanding anything to the contrary contained in this Section 3 or in Section 5, all Options shall be exercisable until the scheduled expiration thereof and all Share Disposition Restrictions shall lapse in the event of a Change in Control provided that Optionee is an employee of a Participating Company on the date of the Change in Control.

5.     Termination of Services. Notwithstanding any vesting of Options pursuant to this Amendment, the Grant Agreement or the Plan to the contrary or anything to the contrary contained in Section 3:

(a) Death or Disability of an Optionee. If Optionee ceases to be an employee of a Participating Company by reason of his death or disability within the meaning of Section 422(c) of the Code, all Share Disposition Restrictions not then lapsed shall continue for the respective periods set forth in Section 3. Each Option shall expire one (1) year from the date on which Optionee's employment terminated, but in no event after the expiration of ten (10) years from the date the Option was granted. An employee's employment shall be deemed to have terminated on account of death if the employee dies within three months after the actual termination of his employment.

(b) Termination of Service For Other Reasons. Except as set forth in Sections 5(a) and 5(c), if Optionee shall cease to be employed by a Participating Company for any reason, all Options granted to him or her that remain unexercised as of the date of the termination of his or her employment may be exercised within three (3) months after the date on which the employee's employment terminated and all Share Disposition Restrictions not lapsed on the date on which the employee's employment terminated shall continue for the respective periods set forth in Section 3. Optionee's employment will be deemed to have been terminated if he or she ceases providing services in any capacity to a Participating Company, or if the company which employs him or her ceases to be a Participating Company. Optionee's employment shall not be deemed to terminate if Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company remains guaranteed by statute or contract.

(c) Termination by Company for Cause. If Optionee's employment with a Participating Company shall be terminated by such Participating Company for Cause, then the Options shall terminate as of the date that Optionee receives notice of termination and all Share Disposition Restrictions not then lapsed shall continue for the respective periods set forth in Section 3. For these purposes, Cause shall have the meaning ascribed thereto in any employment agreement to which such Optionee is a party or, in the absence thereof, shall mean (i) engaging in willful, deliberate or gross misconduct towards the Company, (ii) violating the terms of any confidentiality agreement or obligation between the Optionee and the Company, (iii) violating a material Company policy, or (iv) conviction for commission of a felony.

6.     Transfer Agent and Registrar. In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Option Shares if such transfer would constitute a violation or breach of this Amendment.

7.     Interpretation. All capitalized terms not defined herein shall have the meaning given them under the Plan. This Amendment supplements and is hereby made a part of the Grant Agreement, and the Grant Agreement and this Amendment shall from and after the date hereof be read together and shall constitute the Grant Agreement. Except as amended and restated herein, the Grant Agreement shall remain in full force and effect.

8.     Employment Rights. Nothing contained in the Plan, the Grant Agreement or this Amendment shall confer upon the Optionee any right to be employed by, or to be continued in the employ of, any Participating Company or interfere in any way with the right of any Participating Company by whom such person may be employed to terminate his employment at any time.

9.     Successors and Assigns. Except as otherwise provided herein, the provisions of this Amendment shall inure to the benefit of, and be binding upon, the successors and assigns of the Company and the administrators, heirs and legal representatives of the Optionee.

10.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Kansas.

11.     Amendments. No provision of this Amendment shall be modified amended, extended or waived except in writing signed by the parties hereto or as otherwise be permitted or contemplated by the Plan.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of March __, 2005.

OPTIONEE:	COMPANY:
MEDIWARE INFORMATION SYSTEMS, INC.
__________________________________ Name:	By: ___________________________________ Name: Title